UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21403

Western Asset Inflation-Linked Income Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

ITEM 1.	REPORT TO STOCKHOLDERS.

(a) The Report to Shareholders is filed herewith

Semi-Annual Report
May 31, 2026

WESTERN ASSET
INFLATION-LINKED INCOME FUND (WIA)

If you need assistance accessing this content, please reach out to your sales representative or send an email to accessibility@franklintempleton.com.

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0520 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives
The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (TIPS). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments.
What’s inside

Western Asset Inflation-Linked Income Fund

II

Letter from the president

Dear Shareholder,
We are pleased to provide the semi-annual report of Western Asset Inflation-Linked Income Fund for the six-month reporting period ended May 31, 2026. Please read on for Fund performance information during the Fund’s reporting period.
Special shareholder notices
Effective May 1, 2026, the named portfolio management team responsible for the day-to-day oversight of the Fund is as follows: Michael Buchanan, Amit Chopra, Frederick Marki, Nicholas Mastroianni, Mark Lindbloom and Rafael Zielonka.
Effective December 31, 2026, Frederick Marki will step down as a member of the portfolio management team for the Fund.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
June 30, 2026

III
Western Asset Inflation-Linked Income Fund

Performance review
For the six months ended May 31, 2026, Western Asset Inflation-Linked Income Fund returned 1.93% based on its net asset value (NAV)i and 0.53% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg U.S. Government Inflation-Linked All Maturities Indexiii, returned 1.68% and 1.17%, respectively, for the same period. The Bloomberg World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned 2.08% and 1.10%, respectively, over the same time frame.
The Fund has adopted a managed distribution policy. Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s investment adviser believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During this six-month period, the Fund made distributions to shareholders totaling $0.31 per share. As of May 31, 2026, the Fund estimates that 33% of the distributions were sourced from net investment income and 67% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2026. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2026 (unaudited)
Price Per Share	6-Month Total Return**
$9.07 (NAV)	1.93%†
$8.14 (Market Price)	0.53%‡
All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
*
These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.
Western Asset Inflation-Linked Income Fund

IV

Performance review (cont’d)
Looking for additional information?
The Fund is traded under the symbol “WIA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWIAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Inflation-Linked Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Jane Trust, CFA
President and Chief Executive Officer
June 30, 2026
RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. International investments are subject to currency

V
Western Asset Inflation-Linked Income Fund

fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries.
An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment adviser may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment adviser’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the Subsidiary), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the Commodity Futures Trading Commission (the CFTC).
Western Asset Inflation-Linked Income Fund

VI

Performance review (cont’d)
The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the 1940 Act).
Changes in the laws of the United States and/or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes and may interfere with its ability to qualify as such. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment adviser.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VII
Western Asset Inflation-Linked Income Fund

i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.
iii
The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.
iv
The Bloomberg World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.
v
The Custom Benchmark is comprised of 90% Bloomberg U.S. Government Inflation-Linked All Maturities Index and 10% Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Inflation-Linked Income Fund

VIII

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Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

90%
75%
60%
45%
30%
15%
0%
As of May 31, 2026
As of November 30, 2025
81.0
78.8
7.4
5.9
5.2
5.5
2.3
1.9
1.2
0.0
1.2
1.1
0.0‡
0.0‡
1.7
6.8
U.S. Treasury inflation protected securities
Corporate bonds & notes
Collateralized mortgage obligations
Non-U.S. Treasury inflation protected securities
Senior loans
Sovereign bonds
Mortgage-backed securities
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2026, and November 30, 2025, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 108.2%
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	2,041,630	$2,125,817
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	13,842,180	14,237,312
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	41,177,940	43,963,193 (a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	7,027,788	6,901,504 (b)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,261,820	2,197,229 (c)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,384,110	3,397,680
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,667,440	4,704,508
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	19,211,373	13,863,886
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	14,385,280	8,204,847 (a)
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	8,659,406	4,536,139
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	10,996,713	11,026,334 (a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	22,221,070	22,003,127 (a)
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/27	5,573,600	5,621,796
U.S. Treasury Notes, Inflation Indexed	0.500%	1/15/28	6,693,550	6,605,047
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/28	5,504,500	5,490,902
U.S. Treasury Notes, Inflation Indexed	0.875%	1/15/29	7,846,560	7,742,778
U.S. Treasury Notes, Inflation Indexed	1.625%	10/15/29	5,247,200	5,292,030
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,283,460	1,223,267
U.S. Treasury Notes, Inflation Indexed	1.625%	4/15/30	5,186,650	5,205,026
U.S. Treasury Notes, Inflation Indexed	1.125%	10/15/30	7,145,950	7,047,350
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	8,338,610	7,662,544 (a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	13,302,720	12,790,885 (a)
U.S. Treasury Notes, Inflation Indexed	1.750%	1/15/34	11,172,096	11,093,145
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/35	9,312,515	9,441,466
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/35	6,478,857	6,436,428

Total U.S. Treasury Inflation Protected Securities (Cost — $238,146,023)				228,814,240
Corporate Bonds & Notes — 9.9%
Communication Services — 0.1%
Media — 0.1%
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	9.250%	6/1/32	140,000	143,822 (d)
Wireless Telecommunication Services — 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	40,000	39,849

Total Communication Services				183,671
Consumer Discretionary — 1.0%
Broadline Retail — 0.3%
Prosus NV, Senior Notes	3.061%	7/13/31	700,000	638,007 (d)
Hotels, Restaurants & Leisure — 0.7%
Sands China Ltd., Senior Notes	5.400%	8/8/28	600,000	607,533
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Hotels, Restaurants & Leisure — continued
Sands China Ltd., Senior Notes	2.850%	3/8/29	200,000	$190,577
Sands China Ltd., Senior Notes	4.375%	6/18/30	420,000	410,596
Sands China Ltd., Senior Notes	3.250%	8/8/31	400,000	367,932
Total Hotels, Restaurants & Leisure				1,576,638

Total Consumer Discretionary				2,214,645
Energy — 3.6%
Oil, Gas & Consumable Fuels — 3.6%
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	190,000	184,635
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	440,000	452,538 (d)
Ecopetrol SA, Senior Notes	4.625%	11/2/31	700,000	630,040
Energy Transfer LP, Senior Notes	5.250%	4/15/29	430,000	437,608
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	1,170,000	1,126,378
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	39,829
EQT Corp., Senior Notes	5.000%	1/15/29	440,000	443,858
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	810,000	804,978
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	660,000	695,618
ONEOK Inc., Senior Notes	5.800%	11/1/30	410,000	425,612
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	510,000	519,703
Targa Resources Corp., Senior Notes	4.200%	2/1/33	470,000	447,305
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	1,340,000	1,328,231

Total Energy				7,536,333
Financials — 0.4%
Financial Services — 0.4%
ILFC E-Capital Trust II, Ltd. GTD	6.630%	12/21/65	1,010,000	887,195 (d)(e)

Health Care — 0.5%
Pharmaceuticals — 0.5%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	970,000	963,440 (d)

Industrials — 1.0%
Aerospace & Defense — 1.0%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	8,990
General Dynamics Corp., Senior Notes	4.250%	4/1/50	2,560,000	2,161,897

Total Industrials				2,170,887
Information Technology — 0.2%
IT Services — 0.1%
Core Scientific Finance I LLC, Senior Secured Notes	7.750%	5/15/31	170,000	173,943 (d)
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	$315,312 (d)

Total Information Technology				489,255
Materials — 2.4%
Metals & Mining — 2.4%
Antofagasta PLC, Senior Notes	2.375%	10/14/30	550,000	496,942 (d)
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	700,000	714,308 (d)
Corp. Nacional del Cobre de Chile, Senior Notes	5.529%	1/30/37	330,000	326,881 (d)
First Quantum Minerals Ltd., Senior Notes	8.000%	3/1/33	640,000	671,496 (d)
First Quantum Minerals Ltd., Senior Notes	7.250%	2/15/34	250,000	256,919 (d)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	950,000	931,000 (d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	200,000	199,573 (d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	800,000	794,435 (d)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	670,000	669,861

Total Materials				5,061,415
Real Estate — 0.1%
Specialized REITs — 0.1%
Meridian Arc Holdco LLC, Senior Secured Notes	6.250%	4/30/31	260,000	261,477 (d)

Utilities — 0.6%
Electric Utilities — 0.6%
Comision Federal de Electricidad, Senior Notes	6.045%	1/28/34	530,000	520,592 (d)
Constellation Energy Generation LLC, Senior Notes	6.125%	1/15/34	570,000	607,774
Talen Energy Supply LLC, Senior Notes	6.375%	5/1/33	120,000	119,632 (d)

Total Utilities				1,247,998
Total Corporate Bonds & Notes (Cost — $21,512,772)				21,016,316
Collateralized Mortgage Obligations(f) — 7.0%
Alternative Loan Trust, 2007-12T1 A3	6.000%	6/25/37	1,086,195	473,604
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	175,919	175,590 (d)
BANK, 2021-BN32 XA, IO	0.704%	4/15/54	2,465,498	63,676 (e)
BANK5, 2026-5YR22 A3	5.713%	6/15/59	460,000	476,142 (g)
BDS LLC, 2026-FL17 A (1 mo. Term SOFR + 1.350%)	5.000%	5/19/43	320,000	320,284 (d)(e)
Benchmark Mortgage Trust, 2021-B29 XA, IO	0.988%	9/15/54	4,053,139	129,223 (e)
BOCA Commercial Mortgage Trust, 2025-BOCA A (1 mo. Term SOFR + 1.600%)	5.227%	12/15/42	390,000	391,099 (d)(e)
BX Commercial Mortgage Trust, 2025-SPOT E (1 mo. Term SOFR + 3.690%)	7.317%	4/15/40	997,306	1,001,186 (d)(e)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.264%)	4.892%	2/15/38	17,042	17,076 (d)(e)
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
CD Mortgage Trust, 2017-CD5 A4	3.431%	8/15/50	300,000	$296,301
Chase Mortgage Finance Trust, 2007-A1 2A3	5.707%	2/25/37	909	869 (e)
Citigroup Commercial Mortgage Trust, 2016-C3 A3	2.896%	11/15/49	78,361	78,002
Citigroup Commercial Mortgage Trust, 2023- SMRT A	5.820%	6/12/40	200,000	203,618 (d)(e)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	430,000	440,721
Extended Stay America Trust, 2025-ESH A (1 mo. Term SOFR + 1.300%)	4.927%	10/15/42	192,627	193,105 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA3 M1B (30 Day Average SOFR + 2.900%)	6.512%	4/25/42	600,000	609,856 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2024-DNA1 M2 (30 Day Average SOFR + 1.950%)	5.562%	2/25/44	460,000	464,921 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA1 M2 (30 Day Average SOFR + 1.350%)	4.962%	1/25/45	340,000	340,659 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2026-HQA1 M2 (30 Day Average SOFR + 1.500%)	5.143%	5/25/46	570,000	570,917 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 M2	3.750%	9/25/55	228,310	211,451 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	327,818	329,002 (d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 M	4.500%	11/25/61	460,000	429,317 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	7.827%	7/25/39	462,280	464,420 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	6.977%	1/25/40	350,000	354,526 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	6.712%	10/25/41	330,000	332,661 (d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2023-R06 1M2 (30 Day Average SOFR + 2.700%)	6.312%	7/25/43	320,000	328,273 (d)(e)
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(f) — continued
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1M2 (30 Day Average SOFR + 1.800%)	5.412%	2/25/44	250,000	$251,969 (d)(e)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.694%	1/16/54	1,080,440	31,787 (e)
Government National Mortgage Association (GNMA), 2014-47 IA, IO	0.168%	2/16/48	84,610	332 (e)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.586%	9/16/55	473,844	10,826 (e)
Government National Mortgage Association (GNMA), 2014-169 IO, IO	0.583%	10/16/56	5,406,038	114,470 (e)
Government National Mortgage Association (GNMA), 2015-101 IO, IO	0.211%	3/16/52	3,025,662	16,438 (e)
Government National Mortgage Association (GNMA), 2015-183 IO, IO	0.434%	9/16/57	4,766,074	102,590 (e)
GSR Mortgage Loan Trust, 2004-11 1A1	6.287%	9/25/34	17,308	17,596 (e)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	9.612%	10/25/33	290,000	310,326 (d)(e)
JPMorgan Mortgage Trust, 2025-NQM5 A1	4.879%	5/25/66	557,012	553,228 (d)(e)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	850,000	769,250 (d)
New Residential Mortgage Loan Trust, 2014-1A A	3.750%	1/25/54	186,910	181,317 (d)(e)
NYC Commercial Mortgage Trust, 2025-28L F	8.130%	11/5/38	750,000	749,193 (d)(e)
OBX Trust, 2025-NQM4 A3	5.755%	2/25/55	456,056	457,283 (d)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	524,591	450,137 (d)(e)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	301,876	301,527 (d)
PRPM Trust, 2024-NQM4 A1	5.674%	12/26/69	187,115	187,954 (d)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	28,171	7,308
Towd Point Mortgage Trust, 2020-2 A1A	1.636%	4/25/60	543,665	496,992 (d)(e)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	250,000	198,468 (d)(e)
Verus Securitization Trust, 2022-1 B1	4.007%	1/25/67	350,000	277,953 (d)(e)
Verus Securitization Trust, 2023-8 B1	8.066%	12/25/68	290,000	293,526 (d)(e)
Verus Securitization Trust, 2024-8 A3	5.872%	10/25/69	231,992	232,871 (d)

Total Collateralized Mortgage Obligations (Cost — $15,727,381)				14,709,840
Non-U.S. Treasury Inflation Protected Securities — 3.1%
Brazil — 2.3%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	5/15/29	12,430,589 BRL	2,355,628
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	14,152,473 BRL	2,415,464
Total Brazil				4,771,092
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Mexico — 0.8%
Mexican Udibonos, Bonds	4.000%	11/30/28	29,607,143 MXN	$1,710,847

Total Non-U.S. Treasury Inflation Protected Securities (Cost — $7,484,904)				6,481,939
Senior Loans — 1.6%
Communication Services — 0.1%
Media — 0.1%
Nexstar Media Inc., Term Loan B7 (1 mo. Term SOFR + 2.750%)	6.370%	3/18/33	273,428	273,899 (e)(h)(i)

Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Harbor Freight Tools USA Inc., Initial Term Loan (1 mo. Term SOFR + 2.250%)	5.870%	6/11/31	211,605	211,420 (e)(h)(i)

Financials — 0.6%
Capital Markets — 0.1%
Focus Financial Partners LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.500%)	6.120%	9/15/31	209,474	206,379 (e)(h)(i)
Financial Services — 0.1%
Jane Street Group LLC, Extended Term Loan (3 mo. Term SOFR + 2.000%)	5.666%	12/15/31	219,421	218,468 (e)(h)(i)
Insurance — 0.4%
AmWINS Group Inc., 2026 Refinancing Term Loan (1 mo. Term SOFR + 2.000%)	5.620%	1/30/32	279,293	278,984 (e)(h)(i)
Asurion LLC, New Term Loan B14 (1 mo. Term SOFR + 3.750%)	7.413%	2/23/33	220,000	215,027 (e)(h)(i)
HUB International Ltd., 2025 Incremental Term Loan (3 mo. Term SOFR + 2.250%)	5.922%	6/20/30	29,911	30,012 (e)(h)(i)
Sedgwick Claims Management Services Inc., 2024 Term Loan (1 mo. Term SOFR + 2.500%)	6.120%	7/31/31	219,447	219,522 (e)(h)(i)
Truist Insurance Holdings LLC, 2024 Term Loan B (3 mo. Term SOFR + 2.750%)	6.450%	5/6/31	20,000	19,856 (e)(h)(i)
Total Insurance				763,401

Total Financials				1,188,248
Health Care — 0.3%
Health Care Technology — 0.1%
AthenaHealth Group Inc., Fourth Amendment Term Loan (3 mo. Term SOFR + 3.250%)	6.858%	2/17/32	199,496	198,654 (e)(h)(i)
Pharmaceuticals — 0.2%
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	7.800%	10/1/27	448,816	441,859 (e)(h)(i)

Total Health Care				640,513
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 0.0%††
Professional Services — 0.0%††
CoreLogic Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 3.614%)	7.235%	6/2/28	29,922	$29,697 (e)(h)(i)

Information Technology — 0.3%
Software — 0.3%
Cloud Software Group Inc., Tenth Amendment Term Loan B2 (3 mo. Term SOFR + 3.250%)	6.950%	3/21/31	218,897	206,311 (e)(h)(i)
Cloudera Inc., Term Loan (1 mo. Term SOFR + 3.850%)	7.470%	10/8/28	199,479	170,704 (e)(h)(i)
UKG Inc., Term Loan B (3 mo. Term SOFR + 2.250%)	5.913%	2/10/31	219,449	212,381 (e)(h)(i)

Total Information Technology				589,396
Materials — 0.2%
Containers & Packaging — 0.2%
Clydesdale Acquisition Holdings Inc., 2025 Incremental Closing Date Term Loan B (1 mo. Term SOFR + 3.250%)	6.870%	4/1/32	408,970	387,526 (e)(h)(i)

Total Senior Loans (Cost — $3,345,140)				3,320,699
Sovereign Bonds — 1.5%
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes	8.750%	1/29/34	250,000	254,000 (d)
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	5.850%	7/2/32	1,480,000	1,488,436
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000	202,895 (d)
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	5.500%	3/30/36	500,000	506,125
Peruvian Government International Bond, Senior Notes	3.300%	3/11/41	200,000	155,260
Total Peru				661,385
Supranational — 0.3%
Inter-American Development Bank, Senior Notes	7.350%	10/6/30	61,000,000 INR	633,187

Total Sovereign Bonds (Cost — $3,321,785)				3,239,903
Mortgage-Backed Securities — 0.0%††
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	12/1/52	48,107	49,178
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

FNMA — 0.0%††
Federal National Mortgage Association (FNMA)	6.500%	11/1/52	60,074	$63,541

Total Mortgage-Backed Securities (Cost — $110,899)				112,719
Total Investments before Short-Term Investments (Cost — $289,648,904)				277,695,656
			Shares
Short-Term Investments — 2.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $4,768,587)	3.568%		4,768,587	4,768,587 (j)(k)
Total Investments — 133.6% (Cost — $294,417,491)				282,464,243
Liabilities in Excess of Other Assets — (33.6)%				(71,026,521)
Total Net Assets — 100.0%				$211,437,722

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(b)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Securities traded on a when-issued or delayed delivery basis.
(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Rate shown is one-day yield as of the end of the reporting period.
(k)
In this instance, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), an “Affiliated
Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2026, the total market value of investments in Affiliated Companies was $4,768,587 and the cost was $4,768,587 (Note 8).

See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
GTD	—	Guaranteed
INR	—	Indian Rupee
IO	—	Interest Only
MXN	—	Mexican Peso
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
At May 31, 2026, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	3.900%	12/5/2025	6/5/2026	$72,809,787	U.S. Treasury Inflation Protected Securities Cash	$73,835,933 1,160,000
				$72,809,787		$74,995,933

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
At May 31, 2026, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	51	6/26	$12,305,132	$12,287,175	$(17,957)
Australian Dollar	10	9/26	714,021	716,700	2,679
U.S. Treasury 5-Year Notes	41	9/26	4,378,623	4,395,649	17,026
					1,748
Contracts to Sell:
U.S. Treasury 10-Year Notes	15	9/26	1,634,979	1,647,422	(12,443)
U.S. Treasury Ultra Long- Term Bonds	45	9/26	5,069,186	5,148,281	(79,095)
					(91,538)
Net unrealized depreciation on open futures contracts					$(89,790)

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
At May 31, 2026, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	3,705,834	USD	732,827	Citibank N.A.	6/2/26	$1,249
USD	697,247	BRL	3,705,834	Citibank N.A.	6/2/26	(36,829)
BRL	12,161,309	USD	2,404,894	JPMorgan Chase & Co.	6/2/26	4,100
BRL	15,867,143	USD	3,138,280	JPMorgan Chase & Co.	6/2/26	4,791
USD	2,301,404	BRL	12,161,309	JPMorgan Chase & Co.	6/2/26	(107,590)
USD	3,137,721	BRL	15,867,143	JPMorgan Chase & Co.	6/2/26	(5,350)
INR	6,153,493	USD	64,367	Bank of America N.A.	7/16/26	87
INR	6,213,166	USD	65,637	Bank of America N.A.	7/16/26	(557)
USD	831,049	INR	78,442,678	Citibank N.A.	7/16/26	9,407
ZAR	17,756,412	USD	1,043,178	Goldman Sachs Group Inc.	7/16/26	47,569
USD	1,128,591	MXN	20,214,865	Morgan Stanley & Co. Inc.	7/16/26	(32,679)
USD	3,069,258	BRL	15,867,143	JPMorgan Chase & Co.	9/2/26	(4,189)
Net unrealized depreciation on open forward foreign currency contracts						$(119,991)

Abbreviation(s) used in this table:
BRL	—	Brazilian Real
INR	—	Indian Rupee
MXN	—	Mexican Peso
USD	—	United States Dollar
ZAR	—	South African Rand
At May 31, 2026, the Fund had the following open swap contracts:
CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.46 Index	$6,450,840	6/20/31	5.000% quarterly	$534,668	$250,041	$284,627
Markit CDX.NA.IG.46 Index	8,471,000	6/20/31	1.000% quarterly	189,839	136,663	53,176
Total	$14,921,840			$724,507	$386,704	$337,803

See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co.	$2,874,000	7/9/26	Daily SOFR Compound + 1.100%**	JPEIFNTR^**	$188,178	—	$188,178

[1]
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)
pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
^	Custom emerging markets debt basket is comprised of 42 bonds in the Sovereign Frontier sector.
**	One time payment made at termination date.
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
Daily SOFR Compound	3.630%

Abbreviation(s) used in this table:
JPEIFNTR	—	Western Asset Management Emerging Markets Frontier Custom Basket
SOFR	—	Secured Overnight Financing Rate
The following table provides information about the underlying components of the JPEIFNTR total return swap, as of period end.
Security	Face Amount	Value	Weight
Angolan Government International Bond, 9.125% due 11/26/49	$12,431,227	$11,848,513	6.08%
Argentine Republic Government International Bond, 3.500% due 7/9/41	8,269,000	5,936,232	3.04%
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

 Western Asset Inflation-Linked Income Fund
Security	Face Amount	Value	Weight
Argentine Republic Government International Bond, 5.000% due 1/9/38	$7,303,000	$5,877,655	3.01%
Bahamas Government International Bond, 8.250% due 6/24/36	6,521,000	7,288,848	3.74%
Benin Government International Bond, 7.960% due 2/13/38	5,468,000	5,768,029	2.96%
Costa Rica Government International Bond, 6.550% due 4/3/34	7,054,000	7,501,929	3.85%
Dominican Republic International Bond, 4.500% due 1/30/30	9,696,025	9,376,929	4.81%
Ecuador Government International Bond, 6.900% due 7/31/35	7,778,430	7,139,374	3.66%
Ecuador Government International Bond, 8.750% due 1/29/34	2,617,500	2,655,428	1.36%
Egypt Government International Bond, 5.800% due 9/30/27	3,806,000	3,813,155	1.95%
Egypt Government International Bond, 7.903% due 2/21/48	4,478,882	3,997,850	2.05%
El Salvador Government International Bond, 7.125% due 1/20/50	6,460,563	5,881,309	3.02%
Ethiopia International Bond, 6.625% due 12/11/27(a)	6,384,935	6,503,256	3.33%
Ghana Government International Bond, 5.000% due 7/3/29	2,981,000	2,561,538	1.31%
Ghana Government International Bond, 5.000% due 7/3/35	4,267,000	3,993,571	2.05%
Guatemala Government Bond, 5.375% due 4/24/32	6,704,000	6,737,520	3.45%
Ivory Coast Government International Bond, 6.750% due 2/25/41	8,650,370	8,266,510	4.24%
Ivory Coast Government International Bond, 7.625% due 1/30/33	5,402,221	5,764,170	2.96%
Jordan Government International Bond, 7.500% due 1/13/29	3,562,465	3,727,229	1.91%
Mozambique International Bond, 9.000% due 9/15/31	4,420,000	3,842,262	1.97%
Nigeria Government International Bond, 7.375% due 9/28/33	11,573,319	11,895,404	6.10%
Paraguay Government International Bond, 6.100% due 8/11/44	4,634,861	4,683,434	2.40%
Petroleos de Venezuela SA, 5.375% due 4/12/27(a)	25,262,896	9,423,937	4.83%
Provincia de Buenos Aires/Government Bonds, 6.625% due 9/1/37	4,768,517	3,405,226	1.75%
Republic of Kenya Government International Bond, 6.300% due 1/23/34	5,530,744	4,998,299	2.56%
Republic of South Africa Government International Bond, 5.000% due 10/12/46	9,040,433	7,051,538	3.62%
Republic of Uzbekistan International Bond, 3.900% due 10/19/31	6,082,293	5,651,667	2.90%
Senegal Government International Bond, 6.250% due 5/23/33	3,222,000	1,683,495	0.86%
Senegal Government International Bond, 6.750% due 3/13/48	6,888,000	3,495,660	1.79%
Sri Lanka Government International Bond, 3.100% due 1/15/30	2,528,000	2,477,440	1.27%
Sri Lanka Government International Bond, 3.350% due 3/15/33	2,245,000	2,059,787	1.06%
Sri Lanka Government International Bond, 3.600% due 6/15/35	3,195,000	2,544,019	1.30%
Sri Lanka Government International Bond, 3.600% due 5/15/36	1,067,000	1,037,657	0.53%
Sri Lanka Government International Bond, 3.600% due 2/15/38	1,582,000	1,540,473	0.79%
Sri Lanka Government International Bond, 4.000% due 4/15/28	730,384	370,407	0.19%
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)
May 31, 2026
 Western Asset Inflation-Linked Income Fund
Security	Face Amount	Value	Weight
Ukraine Government International Bond, 0.000% due 2/1/34	$2,109,000	$1,120,934	0.57%
Ukraine Government International Bond, 0.000% due 2/1/35	1,806,000	1,043,868	0.54%
Ukraine Government International Bond, 0.000% due 2/1/36	1,815,000	1,047,255	0.54%
Ukraine Government International Bond, 4.500% due 2/1/34	3,163,000	2,166,655	1.11%
Ukraine Government International Bond, 4.500% due 2/1/35	3,132,788	2,114,632	1.08%
Ukraine Government International Bond, 4.500% due 2/1/36	1,641,000	1,091,265	0.56%
Zambia Government International Bond, 0.500% due 12/31/53	7,139,384	5,647,610	2.90%
Total		$195,031,969	100.00%
(a)
The coupon payment on this security is currently in default as of  May 31, 2026.
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)
May 31, 2026

Assets:
Investments in unaffiliated securities, at value (Cost — $289,648,904)	$277,695,656
Investments in affiliated securities, at value (Cost — $4,768,587)	4,768,587
Foreign currency, at value (Cost — $823,946)	838,903
Interest receivable	1,362,884
Deposits with brokers for open reverse repurchase agreements	1,160,000
Deposits with brokers for open futures contracts	233,562
OTC swaps, at value (premiums paid — $0)	188,178
Foreign currency collateral for open futures contracts, at value (Cost — $129,156)	142,739
Unrealized appreciation on forward foreign currency contracts	67,203
Receivable from brokers — net variation margin on open futures contracts	64,280
Deposits with brokers for OTC derivatives	20,000
Dividends receivable from affiliated investments	13,261
Deposits with brokers for centrally cleared swap contracts	7,868
Receivable from brokers — net variation margin on centrally cleared swap contracts	3,306
Prepaid expenses	7,318
Total Assets	286,573,745
Liabilities:
Payable for open reverse repurchase agreements (Note 3)	72,809,787
Interest expense payable	1,404,015
Payable for securities purchased	474,520
Unrealized depreciation on forward foreign currency contracts	187,194
Investment management fee payable	84,070
Payable for open OTC swap contracts	21,140
Administration fee payable	12,068
Trustees’ fees payable	607
Accrued expenses	142,622
Total Liabilities	75,136,023
Total Net Assets	$211,437,722
Net Assets:
Common shares, no par value, unlimited number of shares authorized, 23,322,256 shares issued and outstanding	$289,689,490
Total distributable earnings (loss)	(78,251,768)
Total Net Assets	$211,437,722
Shares Outstanding	23,322,256
Net Asset Value	$9.07
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated statement of operations (unaudited)
For the Six Months Ended May 31, 2026

Investment Income:
Interest	$7,015,855
Dividends from affiliated investments	88,335
Less: Foreign taxes withheld	(667)
Total Investment Income	7,103,523
Expenses:
Interest expense (Note 3)	1,447,735
Investment management fee (Note 2)	498,305
Administration fees (Note 2)	71,186
Fund accounting fees	44,994
Audit and tax fees	34,247
Legal fees	24,264
Transfer agent fees	20,751
Shareholder reports	20,098
Stock exchange listing fees	6,240
Commodity pool reports	5,984
Custody fees	3,562
Trustees’ fees	3,278
Insurance	1,041
Miscellaneous expenses	9,289
Total Expenses	2,190,974
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,744)
Net Expenses	2,188,230
Net Investment Income	4,915,293
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	11,881
Futures contracts	1,203,740
Written options	17,678
Swap contracts	104,621
Forward foreign currency contracts	(153,597)
Foreign currency transactions	19,002
Net Realized Gain	1,203,325
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(2,246,247)
Futures contracts	(127,629)
Swap contracts	352,790
Forward foreign currency contracts	(94,324)
Foreign currencies	17,525
Change in Net Unrealized Appreciation (Depreciation)	(2,097,885)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(894,560)
Increase in Net Assets From Operations	$4,020,733
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2026 (unaudited) and the Year Ended November 30, 2025	2026	2025
Operations:
Net investment income	$4,915,293	$8,253,903
Net realized gain (loss)	1,203,325	(6,749,363)
Change in net unrealized appreciation (depreciation)	(2,097,885)	13,908,249
Increase in Net Assets From Operations	4,020,733	15,412,789
Distributions to Shareholders From (Note 1):
Total distributable earnings	(7,276,544)	(9,031,115)
Return of capital	—	(5,382,039)
Decrease in Net Assets From Distributions to Shareholders	(7,276,544)	(14,413,154)
Increase (Decrease) in Net Assets	(3,255,811)	999,635
Net Assets:
Beginning of period	214,693,533	213,693,898
End of period	$211,437,722	$214,693,533
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated statement of cash flows (unaudited)
For the Six Months Ended May 31, 2026

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,020,733
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(38,143,886)
Sales of portfolio securities	42,923,419
Net purchases, sales and maturities of short-term investments	15,855,038
Net inflation adjustment	(4,230,002)
Net amortization of premium (accretion of discount)	471,669
Decrease in interest receivable	74,318
Decrease in receivable from brokers — net variation margin on centrally cleared swap contracts	7,632
Increase in prepaid expenses	(5,218)
Increase in dividends receivable from affiliated investments	(2,320)
Increase in receivable from brokers — net variation margin on open futures contracts	(16,175)
Increase in payable for securities purchased	474,520
Decrease in investment management fee payable	(2,614)
Decrease in Trustees’ fees payable	(224)
Decrease in administration fee payable	(372)
Decrease in interest expense payable	(552,420)
Decrease in payable for open OTC swap contracts	(1,449)
Decrease in accrued expenses	(63,481)
Net realized gain on investments	(11,881)
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	2,324,030
Net Cash Provided in Operating Activities*	23,121,317
Cash Flows from Financing Activities:
Distributions paid on common stock	(7,276,544)
Decrease in due to custodian	(82)
Decrease in payable for open reverse repurchase agreements	(15,019,019)
Net Cash Used by Financing Activities	(22,295,645)
Net Increase in Cash and Restricted Cash	825,672
Cash and restricted cash at beginning of period	1,577,400
Cash and restricted cash at end of period	$2,403,072

*	Included in operating expenses is $2,000,155 paid for interest on borrowings.
See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the
Consolidated Statement of Cash Flows.
May 31, 2026
Cash	$838,903
Restricted cash	1,564,169
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$2,403,072
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2026[1,2]	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of period	$9.21	$9.16	$9.22	$10.36	$14.66	$14.23
Income (loss) from operations:
Net investment income	0.21	0.35	0.21	0.28	1.10	0.86
Net realized and unrealized gain (loss)	(0.04)	0.32	0.33	(0.30)	(3.42)	0.44
Total income (loss) from operations	0.17	0.67	0.54	(0.02)	(2.32)	1.30
Less distributions from:
Net investment income	(0.31)[3]	(0.39)	(0.46)	(1.12)	(1.37)	(0.01)
Net realized gains	—	—	—	—	(0.61)	(0.89)
Return of capital	—	(0.23)	(0.14)	—	—	—
Total distributions	(0.31)	(0.62)	(0.60)	(1.12)	(1.98)	(0.90)
Anti-dilutive impact of tender offer	—	—	—	—	—	0.03 [4]
Net asset value, end of period	$9.07	$9.21	$9.16	$9.22	$10.36	$14.66
Market price, end of period	$8.14	$8.41	$8.28	$7.96	$8.99	$14.09
Total return, based on NAV[5,6]	1.93%	7.58%	5.97%	(0.22)%	(17.37)%	9.68%
Total return, based on Market Price[7]	0.53%	9.39%	11.94%	0.99%	(24.30)%	14.29%
Net assets, end of period (millions)	$211	$215	$214	$215	$242	$342
Ratios to average net assets:
Gross expenses[8]	2.07%[9]	2.92%	4.01%	4.27%	1.62%	0.83%
Net expenses[8,10,11]	2.07 [9]	2.91	4.00	4.27	1.61	0.83
Net investment income	4.65 [9]	3.87	2.20	2.90	9.12	5.96
Portfolio turnover rate	14%	28%	13%	18%	30%	26%

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended May 31, 2026 (unaudited).
[3]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	The tender offer was completed at a price of $13.99 for 5,830,564 shares and $81,569,590 for the year ended November 30, 2021.
[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[7]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Includes expenses related to borrowings of 1.37%, 2.16%, 3.19%, 3.29%, 0.68% and 0.08% for the six months ended May 31, 2026 and years ended November 30, 2025, 2024, 2023, 2022 and 2021, respectively.
[9]	Annualized.
[10]
The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[11]	Reflects fee waivers and/or expense reimbursements.
See Notes to Consolidated Financial Statements.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited)
1. Organization and significant accounting policies
Western Asset Inflation-Linked Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.
The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities and at least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”). The Fund may also invest up to 40% of its total managed assets in non-U.S. dollar investments. The Fund can invest no more than 10% of its total managed assets in securities rated below investment grade at the time of purchase (or, if unrated, assets of comparable quality as determined by management). If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$228,814,240	—	$228,814,240
Corporate Bonds & Notes	—	21,016,316	—	21,016,316
Collateralized Mortgage Obligations	—	14,709,840	—	14,709,840
Non-U.S. Treasury Inflation Protected Securities	—	6,481,939	—	6,481,939
Senior Loans	—	3,320,699	—	3,320,699
Sovereign Bonds	—	3,239,903	—	3,239,903
Mortgage-Backed Securities	—	112,719	—	112,719
Total Long-Term Investments	—	277,695,656	—	277,695,656
Short-Term Investments†	$4,768,587	—	—	4,768,587
Total Investments	$4,768,587	$277,695,656	—	$282,464,243

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$19,705	—	—	$19,705
Forward Foreign Currency Contracts††	—	$67,203	—	67,203
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	337,803	—	337,803
OTC Total Return Swaps	—	188,178	—	188,178
Total Other Financial Instruments	$19,705	$593,184	—	$612,889
Total	$4,788,292	$278,288,840	—	$283,077,132
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$109,495	—	—	$109,495
Forward Foreign Currency Contracts††	—	$187,194	—	187,194
Total	$109,495	$187,194	—	$296,689

†	See Consolidated Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Written options. The Fund may write option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2026, the total notional value of all credit default swaps to sell protection was $14,921,840. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.
For average notional amounts of swaps held during the six months ended May 31, 2026, see Note 4.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
Interest rate swaps
The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.
The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Total return swaps
The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.
(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(h) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(i) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of May 31, 2026, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $187,194. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2026, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $20,000, which could be used to reduce the required payment.
At May 31, 2026, the Fund held non-cash collateral from JPMorgan Chase & Co. in the amount of $62,268. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.
(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(q) Distributions to shareholders.  Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Board. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2026 fiscal year. The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as a

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

dividend receivable in the Statement of Assets and Liabilities and dividend income in the Statement of Operations. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.
(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
2. Investment management agreement and other transactions with affiliates
The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are treated as derivative instruments or transactions) are not considered a liability.
During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.
Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.
Effective June 30, 2026, Western Asset Japan will cease to serve as an investment adviser to the Fund.
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.
The Investment Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the six months ended May 31, 2026, fees waived and/or expenses reimbursed amounted to $2,744, all of which was an affiliated money market fund waiver.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
Western Asset, Western Asset Singapore, Western Asset London, and FTFA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.
3. Investments
During the six months ended May 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$12,092,611	$26,051,275
Sales	5,952,862	36,970,557
At May 31, 2026, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$294,628,777	$1,423,527	$(13,588,061)	$(12,164,534)
Futures contracts	—	19,705	(109,495)	(89,790)
Forward foreign currency contracts	—	67,203	(187,194)	(119,991)
Swap contracts	386,704	525,981	—	525,981
Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2026, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$73,139,875	3.915%	$87,828,806

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 3.900% to 4.480% during the six months ended May 31, 2026. Interest expense incurred on reverse repurchase agreements totaled $1,447,735.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2026.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Market Risk	Total
Futures contracts[2]	$17,026	$2,679	—	—	$19,705
Forward foreign currency contracts	—	67,203	—	—	67,203
OTC swap contracts[3]	—	—	—	$188,178	188,178
Centrally cleared swap contracts[4]	—	—	$337,803	—	337,803
Total	$17,026	$69,882	$337,803	$188,178	$612,889

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$109,495	—	$109,495
Forward foreign currency contracts	—	$187,194	187,194
Total	$109,495	$187,194	$296,689

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Consolidated Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.
[4]
Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the
Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2026. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Market Risk	Total
Futures contracts	$289,477	$8,157	—	$906,106	—	$1,203,740
Written options	17,678	—	—	—	—	17,678
Swap contracts	58,280	—	$(111,189)	—	$157,530	104,621
Forward foreign currency contracts	—	(153,597)	—	—	—	(153,597)
Total	$365,435	$(145,440)	$(111,189)	$906,106	$157,530	$1,172,442

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Market Risk	Total
Futures contracts	$(39,690)	$2,679	—	$(90,618)	—	$(127,629)
Swap contracts	9,728	—	$326,521	—	$16,541	352,790
Forward foreign currency contracts	—	(94,324)	—	—	—	(94,324)
Total	$(29,962)	$(91,645)	$326,521	$(90,618)	$16,541	$130,837
During the six months ended May 31, 2026, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Written options†	$1,785
Futures contracts (to buy)	33,299,146
Futures contracts (to sell)	10,231,699
Forward foreign currency contracts (to buy)	3,045,676
Forward foreign currency contracts (to sell)	6,953,191
Average Notional Balance**
Interest rate swap contracts†	$5,362,857
Credit default swap contracts (sell protection)	19,784,789
Total return swap contracts	2,832,571

*	Based on the average of the market values at each month-end during the period.
†	At May 31, 2026, there were no open positions held in this derivative.
**	Based on the average of the notional amounts at each month-end during the period.

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2026.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$87	$(557)	$(470)	—	$(470)
Citibank N.A.	10,656	(36,829)	(26,173)	$20,000	(6,173)
Goldman Sachs Group Inc.	47,569	—	47,569	—	47,569
JPMorgan Chase & Co.	197,069	(117,129)	79,940	(62,268)	17,672
Morgan Stanley & Co. Inc.	—	(32,679)	(32,679)	—	(32,679)
Total	$255,381	$(187,194)	$68,187	$(42,268)	$25,919

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Tender offer
On November 24, 2020, the Fund announced that the Fund’s Board had approved a cash tender offer for up to 20% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 99% of the Fund’s net asset value per Share as of the business day immediately following the expiration date of the tender offer. On November 25, 2020, the Fund commenced its tender offer. On December 28, 2020, the tender offer expired. Pursuant to the terms of the tender offer, the Fund repurchased Shares tendered and accepted in the tender offer in exchange for cash. On December 30, 2020, the Fund announced the final results of the tender offer. A total of 20,871,974 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 5,830,564 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering shareholders on a pro rata basis, disregarding fractions. Payment for such shares was made on December 31, 2020. The purchase price of properly tendered Shares was $13.99 per Share, equal to 99% of the per Share net asset value of $14.13 as of the close of the regular trading session on the New York Stock Exchange on December 29, 2020. Shares that were not tendered remain outstanding.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)
6. Distributions subsequent to May 31, 2026
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2026	6/30/2026	$0.0520
7/24/2026	7/31/2026	$0.0520
8/24/2026	8/31/2026	$0.0520
7. Share repurchase program
On March 2, 2016, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase the Fund’s common shares at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2026, and the year ended November 30, 2025, the Fund did not repurchase any shares.
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended May 31, 2026. The following transactions were effected in such company for the six months ended May 31, 2026.

	Affiliate Value at November 30, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,954,018	$35,664,258	35,664,258	$34,849,689	34,849,689

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2026
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$88,335	—	$4,768,587

Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

9. Deferred capital losses
As of November 30, 2025, the Fund had deferred capital losses of $64,134,943, which have no expiration date, that will be available to offset future taxable capital gains.
10. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
Western Asset Inflation-Linked Income Fund 2026 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)
The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Fund and Western Asset Management Company, LLC (“Western Asset”) and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”): (i) a subadvisory agreement between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund and (ii) a subadvisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore” and together with WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at a meeting held on April 22, 2026. At an in-person meeting held on May 19, 2026, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.
The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements between Western Asset and the Non-U.S. Advisers.
In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral.
As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the risks to the

Western Asset Inflation-Linked Income Fund

Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Advisers’ risk management processes); the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.
The Board reviewed the qualifications, backgrounds and responsibilities of the Advisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Advisers and their affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.
In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the performance of a group of closed-end bond funds and the Bloomberg U.S. Government Inflation-Linked 1-10 Year Index (the “Index”). The Trustees noted that the performance of the Fund exceeded the performance of its peer group average for the 1-, 3- and 10-year periods ended December 31, 2025 and trailed the performance of its peer group average for the 5-year period ended December 31, 2025. The Board noted that the Fund’s performance exceeded that of the Index for the 1-year period ended December 31, 2025, and trailed the performance of the Index for the 3-, 5- and 10-year periods ended December 31, 2025. The Trustees considered the factors involved in the Fund’s performance relative to the performance of the Index and peer group. The Board noted the information provided by Broadridge and management regarding the limited number of closed-end BBB-rated corporate debt Treasury Inflation-Protected Securities (TIPS) funds available to use for comparison purposes. The Board discussed the reasons for the Fund’s underperformance and the steps the Advisers were taking to improve the Fund’s performance. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.
The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western
Western Asset Inflation-Linked Income Fund

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund. The Trustees noted that, when measured as a percentage of net assets (including assets attributable to leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the advisory fees paid by funds in its peer group and that the Fund’s total expenses were above the median in its peer group. The Trustees also noted that, when measured as a percentage of net assets (net of leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the advisory fees of the funds in its peer group and that the Fund’s total expenses were above the median of the total expenses of the funds in its peer group. The Trustees noted that Western Asset manages one other account with a similar investment strategy to the Fund and it has the same management fee rate as the Fund. The Trustees further noted that Western Asset does not manage open-end funds or separate accounts with similar investment strategies to the Fund.
The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Franklin Templeton Fund Adviser, LLC, the Fund’s administrator, and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.
Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.
In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the

Western Asset Inflation-Linked Income Fund

terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.
Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.
Western Asset Inflation-Linked Income Fund

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of Western Asset Inflation-Linked Income Fund was held on May 21, 2026 and re-convened on June 18, 2026 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Trustees
Nominees	FOR	WITHHELD	ABSTAIN
Robert Abeles, Jr	11,698,649	10,040,948	0
Jane F. Dasher	11,693,537	10,046,060	0
Anita L. DeFrantz	11,702,052	10,037,545	0
Jane E. Trust	12,133,734	9,605,863	0
At the Meeting, Mr. Abeles, Jr. and Mses. Dasher, DeFrantz and Trust were each duly elected by the shareholders to serve as Class II Trustees of the Fund until the 2029 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed.
At June 30, 2026, in addition to Mr. Abeles, Jr. and Mses. Dasher, DeFrantz and Trust, the other Trustees of the Fund were as follows: Susan B. Kerley, Michael Larson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund and Peter J. Taylor.

Western Asset Inflation-Linked Income Fund

Dividend reinvestment plan (unaudited)
The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.
As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.
Additional information regarding the plan
WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any share split, share dividend, or other rights accruing to shareholders that the Board of Trustees may declare.
You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.
Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.
Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078. Investor Relations telephone number 1-888-888-0151.
Western Asset Inflation-Linked Income Fund

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Western Asset
Inflation-Linked Income Fund
Trustees
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson*
Avedick B. Poladian
William E.B. Siart
Chair
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust
Officers
Jane Trust
President and Chief Executive Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Ted P. Becker
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Inflation-Linked Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment advisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Western Asset Management Company Ltd**
Administrator
Franklin Templeton Fund Adviser, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD 21202
Legal counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol
WIA
*  Effective May 21, 2026, Mr. Olson retired as a Trustee of the Fund.
**
Effective June 30, 2026, Western Asset Japan will cease to serve as an investment adviser to the Fund.

Western Asset Inflation-Linked Income Fund
Western Asset Inflation-Linked Income Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, its common shares.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Inflation-Linked Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90296-S 7/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 30, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 30, 2026